                                                                   EXHIBIT  10.1


                            CABLETRON SYSTEMS, INC.
                                   Agreement
                                   ---------

     This Agreement (the "AGREEMENT") is made and entered into this 22nd day of June, 1998 between Cabletron Systems, Inc., a Delaware corporation ("CABLETRON"), NetVantage, Inc. ("NETVANTAGE") and Stephen R. Rizzone, an individual ("RIZZONE").

     WHEREAS, Cabletron and NetVantage have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") dated as of the date hereof pursuant to which the Company will merge with and into a wholly-owned subsidiary of Cabletron (the "MERGER").

     NOW, therefore, in consideration of the mutual promises, covenants, representations and warranties contained in this Agreement, the parties agree as follows:

     1.  Loan Forgiveness.
         ----------------

          (a) NetVantage previously loaned Rizzone $750,000 (the "Loan") pursuant to a Secured Promissory Note dated April 22, 1997 (the "Note"). At the Effective Time, Cabletron agrees to pay to NetVantage an amount equal to $328,333 and accrued interest from January 1, 1998 due under the Loan and not forgiven under the Letter Agreement dated April 22, 1997. Upon such date, NetVantage shall: (i) release all liens it holds on any stock options or other property of Rizzone as collateral for the Loan; and (ii) deliver the Note to Rizzone marked "Paid-in-Full," signed by a duly appointed officer of NetVantage.

     2.  New Loan.  At the Effective Time, in consideration of the payment by
         --------
Cabletron pursuant to Section 1 above, Rizzone agrees to enter into a promissory note in substantially the form of Exhibit A hereto, an amount equal to the amount paid by Cabletron to NetVantage pursuant to Section 1 of this Agreement.

     3.   Miscellaneous.  This Agreement sets forth the entire agreement between
          -------------
Rizzone, NetVantage and Cabletron and replaces all prior and contemporaneous communications, agreements and understandings, written or oral, with respect to the terms and conditions of this Agreement. This Agreement may not be modified or amended, and no breach shall be deemed to be waived, unless agreed to in writing by Rizzone and an expressly authorized officer of each of NetVantage and Cabletron. The headings and captions in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement. This is a Massachusetts contract and shall be construed and enforced under and be governed in all respects by the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

     4.   Assignment.  None of the parties hereto may make any assignment of
          ----------
this Agreement or any interest in it, without the prior written consent of the other parties; provided, however, that Cabletron may assign its rights and obligations under this Agreement without your consent to one of its affiliates or subsidiaries so long as such assignment does not relieve Cabletron of any of its obligations under this Agreement.

     5.   Assurances.  By entering into this Agreement, Rizzone gives Cabletron
          ----------
and NetVantage assurance that Rizzone has signed it voluntarily and with a full understanding of its terms and that Rizzone has not relied on any agreements or representations, express or implied, that are not set forth expressly in this Agreement or the Merger Agreement.

     6.   Notices.  Any notices provided for in this Agreement shall be in
          -------
writing and shall be effective when delivered in person or deposited in the United States mail, postage prepaid, and addressed to Consultant at Consultant's last known address on the books of Cabletron; in the case of Cabletron, to it at 35 Industrial Way, Rochester, New Hampshire 03867, attention Chief Financial Officer; in the case of NetVantage, to it c/o Cabletron at the address provided for Cabletron or to such other address as any party may specify by notice to the other actually received.

     7.   Termination of Merger Agreement.  If, prior to the Effective Time, the
          -------------------------------
Merger Agreement shall be terminated, this Agreement shall automatically terminate and be without further force or effect.

     IN WITNESS WHEREOF, the parties to this Agreement have duly authorized and executed this Agreement as of the date first written above.


                         CABLETRON SYSTEMS, INC.



                         By: /s/ Robert Barber
                             ------------------------------
                         Name: Robert Barber
                               ----------------------------
                         Title: Vice President
                                ---------------------------



                         NETVANTAGE, INC.



                         By: /s/ Thomas Iwanski
                             ------------------------------
                         Name: Thomas Iwanski
                               ----------------------------
                         Title: Vice President Finance, Chief
                                Financial Officer
                                and Secretary
                                ------------------------------


                         CONSULTANT


                         /s/ Stephen R. Rizzone
                         __________________________________
                         Stephen R. Rizzone

                                      -2-